UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2022
AppFolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)
50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)
Registrant’s telephone number, including area code: (805) 364-6093
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	APPF	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Company's 2022 Annual Meeting of Stockholders was held via a live webcast on June 10, 2022 (the “Annual Meeting”). As of April 14, 2022, the record date for the Annual Meeting (the “Record Date”), the Company had outstanding 20,062,484 shares of Class A Common Stock and 14,836,256 shares of Class B Common Stock. At the Annual Meeting, 17,096,555 shares of Class A Common Stock and 14,813,822 shares of Class B Common Stock were present virtually or represented by proxy. Each share of Class A Common Stock outstanding on the Record Date was entitled to one vote on each proposal presented at the Annual Meeting, and each share of Class B Common Stock outstanding on the Record Date was entitled to ten votes on each proposal presented at the Annual Meeting.
Following is a brief description of, and the final results of the voting on, each of the proposals voted upon at the Annual Meeting. The proposals are described in more detail in the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 28, 2022.
Proposal 1 – Election of Class I Directors

The first proposal voted upon at the Annual Meeting was the election of three Class I directors, Andreas von Blottnitz, Agnes Bundy Scanlan, and Janet Kerr, to a three-year term to hold office until the Company’s 2025 annual meeting of stockholders, or until the date on which their respective successors are duly elected and qualified.

At the Annual Meeting, the Class I directors were elected by the following votes:

Name of Director	For	Withheld	Broker Non-Votes
Andreas von Blottnitz	160,357,313	2,498,050	2,379,412
Agnes Bundy Scanlan	160,590,278	2,265,085	2,379,412
Janet Kerr	157,947,892	4,907,471	2,379,412

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The second proposal voted upon at the Annual Meeting was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Withheld	Broker Non-Votes
165,221,990	—	12,785	—

Proposal 3 – Advisory Vote on Named Executive Officer Compensation

    The third proposal voted upon at the Annual Meeting was the approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers.

    At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Withheld	Broker Non-Votes
159,111,440	—	3,743,923	2,379,412

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppFolio, Inc.

Date: June 15, 2022	By: /s/ Matthew Mazza
Name: Matthew Mazza
Title: Chief Legal Officer and Corporate Secretary